Exhibit 10.1
EXECUTION VERSION

AMENDMENT NUMBER FIVE

to the

AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Dated as of March 3, 2017,

by and among

PENNYMAC LOAN SERVICES, LLC,

PENNYMAC HOLDINGS, LLC,
PENNYMAC CORP.

and

CITIBANK, N.A.

This AMENDMENT NUMBER FIVE (this “Amendment Number Five”) is made this 8th day of June, 2018, by and among PENNYMAC CORP. (“PMAC”), PENNYMAC HOLDINGS, LLC (together with PMAC, each a “Seller” and collectively, the “Sellers”), PENNYMAC LOAN SERVICES, LLC (“Servicer”) and CITIBANK, N.A. (“Buyer”), to the Amended and Restated Master Repurchase Agreement, dated as of March 3, 2017, by and among Sellers, Servicer and Buyer, as such agreement may be amended from time to time (the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Sellers, Servicer and Buyer have agreed to amend the Agreement as more specifically set forth herein; and

WHEREAS, as of the date hereof, Sellers and Servicer represent to Buyer that the Seller Parties and Servicer are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.Amendments. Effective as of June 8, 2018 (the “Amendment Effective Date”), the Agreement is hereby amended as follows:

(a)Section 2 of the Agreement is hereby amended by deleting the definition of “Committed Amount” in its entirety and replacing it with the following:

“Committed Amount” shall mean an amount equal to (i) $650,000,000; reduced by the sum of (ii) (a) the aggregate outstanding Purchase Price (as such term is defined in the PMAC Agency Repurchase Agreement) of all Loans (as such term is defined in the PMAC Agency Repurchase Agreement) then subject to outstanding Transactions (as such term is defined in the PMAC Agency Repurchase Agreement) under the PMAC Agency Repurchase Agreement and (b) (1) prior to the VFN Closing Date, the Outstanding Aggregate Loan Amount (as such term is defined in the Bilateral MSR Loan Agreement) or (2) on and after the VFN Closing Date,  Buyer's Pro Rata Share of the aggregate outstanding Purchase Price (as such terms are defined in the VFN Repurchase Agreement) for all Transactions (as such term is defined in the VFN Repurchase Agreement) under the VFN Repurchase Agreement.

(b)Section 2 of the Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“Termination Date” shall mean June 7, 2019, or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law.

(c)Section 2 of the Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Bilateral MSR Loan Agreement” shall mean that certain Second Amended and Restated Loan and Security Agreement, dated as of March 24, 2017, by and among PENNYMAC HOLDINGS, LLC, as a borrower, PENNYMAC CORP., as a borrower and Lender, as such agreement may be amended from time to time.

“Renewal Date” shall mean June 8, 2018.

“VFN Closing Date” shall mean date on which the VFN Repurchase Agreement closes and the Bilateral MSR Loan Agreement terminates.

“VFN Repurchase Agreement” shall mean that certain Amended and Restated Master Repurchase Agreement, among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as administrative agent, the Buyers (as defined therein) from time to time party thereto, and PENNYMAC CORP., as seller, as such agreement may be amended from time to time.

(d)Section 2 of the Agreement is hereby amended by restated the definition of "Uncommitted Amount" as follows:

“Uncommitted Amount” shall mean an amount equal to (i) $250,000,000 reduced by (ii) the Uncommitted Amount (as such term is defined in the PMAC Agency Repurchase Agreement) of all Loans (as such term is defined in the PMAC Agency Repurchase Agreement) then subject to outstanding Transactions (as such term is defined in the PMAC Agency Repurchase Agreement) under the PMAC Agency Repurchase Agreement.

(e)Section 4(c) of the Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:

Seller agrees to pay to Buyer the Commitment Fee, such payment to be made in Dollars, in immediately available funds, without deduction, set off or counterclaim, to Buyer in twelve (12) equal installments, each of which shall be equal to the Commitment Fee Installment Amount.  The Commitment Fee is and shall be deemed to be fully earned and non-refundable when paid.  The first installment of the Commitment Fee shall be payable on or prior to Renewal Date and each subsequent installment shall be payable on or prior to the 15th day of each succeeding month (or in each case if such date is not a Business Day, the preceding Business Day).  Buyer may, in its sole discretion, net all or any portion of Commitment Fee from the proceeds of any Purchase Price paid to any Seller.   In the event that the Termination Date is accelerated to a date which is prior to the payment in full of all installments of the Commitment Fee, any unpaid installments of the Commitment Fee shall be payable on the Termination Date.

Section 2.Effectiveness.  This Amendment Number Five shall become effective as of the date that Buyer shall have received counterparts of this Amendment Number Five duly executed by each of the parties hereto.

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Section 3.Fees and Expenses.  Sellers agree to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Five (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

Section 4.Representations.  Sellers and Servicer hereby represent to Buyer that as of the date hereof, the Seller Parties and Servicer are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

Section 5.Binding Effect; Governing Law.  This Amendment Number Five shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  THIS AMENDMENT NUMBER FIVE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

Section 6.Counterparts.  This Amendment Number Five may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

Section 7.Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment Number Five need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, Sellers, Servicer and Buyer have caused this Amendment Number Five to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

PENNYMAC CORP.,

(Seller)

By:  /s/ Pamela Marsh

Name: Pamela Marsh

Title: Managing Director, Treasurer

PENNYMAC HOLDINGS, LLC,

(Seller)

By:/s/ Pamela Marsh

Name: Pamela Marsh

Title: Managing Director, Treasurer

PENNYMAC LOAN SERVICES, LLC,

(Servicer)

By:/s/ Pamela Marsh

Name: Pamela Marsh

Title: Managing Director, Treasurer

CITIBANK, N.A.

(Buyer and Agent, as applicable)

By:  /s/ Susan Mills

Name:  Susan Mills

Title:    Vice President

Citibank, N.A.

Amendment Number Five to Amended and Restated Master Repurchase Agreement NPL